SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of March 31, 2000 (the "Seventh Amendment"), among OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Borrower"), AMERICAN AVIATION L.L.C., a Missouri limited liability company ("Aviation"), OMNI ENERGY SERVICES CANADA CORP., an Alberta, Canada corporation formerly known as Hamilton Drill Tech Inc. ("Omni Canada"), OMNI ENERGY SERVICES-ALASKA, INC., an Alaska corporation ("Omni Alaska"), and HIBERNIA NATIONAL BANK, a national banking association (the "Bank").

                           W I T N E S S E T H:

     WHEREAS, the Borrower, Aviation, Omni Marine & Supply, Inc., and the Bank have heretofore entered into an Amended and Restated Loan Agreement dated as of January 20, 1998, as amended by First Amendment thereto dated as of March 31, 1998, as amended by Second Amendment thereto dated as of July 31, 1998, as amended by Third Amendment thereto dated as of October 30, 1998, as amended by Fourth Amendment thereto dated as of March 29, 1999, as amended by Fifth Amendment thereto dated as of September 29, 1999, and by Sixth Amendment thereto dated as of December 28, 1999 (as so amended, the "Loan Agreement"), pursuant to which the Bank established in favor of the Borrower certain credit facilities consisting of Acquisition Loans, Revolving Loans, Bridge Loans, and a Term Loan;

     WHEREAS, subsequent to the execution of the Loan Agreement, Omni Canada and Omni Alaska became wholly-owned subsidiaries of the Borrower, and Omni Marine & Supply, Inc., a Louisiana corporation, was merged into the Borrower;

     WHEREAS, the Loans by the Bank to the Borrower are guaranteed, IN SOLIDO, by Aviation, Omni Canada, and Omni Alaska as the Guarantors;

     WHEREAS, the indebtedness evidenced by the Bridge Note has been paid;

     WHEREAS, on July 12, 1999, the Borrower and the Bank, with the consent of the Guarantors, agreed to reduce and did reduce the Revolving Loan Commitment from $7,000,000.00 to $6,000,000.00;

     WHEREAS, pursuant to the Fifth Amendment, the Bank (i) extended the scheduled July 31, 1999 principal payments on all Loans to October 31, 1999 and (ii) allowed the Borrower until October 31, 1999 to remedy all financial covenant violations;

     WHEREAS, pursuant to the Sixth Amendment, the Bank, among other matters, extended the Termination Date from January 20, 2000 to March 31, 2000;

     WHEREAS, the Borrower and the Guarantors have requested that the  Bank
(i) extend the Termination Date from March 31, 2000 to May 15, 2000, (ii) defer payment of the principal payments due the Bank under the Acquisition Note and the Term Note, (iii) extend the expiry date of the Textron letter of credit in the amount of $380,000.00 to May 15, 2000, (iv) permit the sale of the Borrower's "Coastal Turbines" business segment, which segment is part of Borrower's aviation division, and (v) make certain other changes to the Loan Agreement; and

     WHEREAS, subject to the terms and conditions of the Loan Agreement, as amended by this Seventh Amendment, the Bank is willing to honor the Borrower's requests.

     NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

     1. DEFINED TERMS. Capitalized terms used herein which are defined in the Loan Agreement are used herein with such defined meanings, except as may be expressly set forth in this Seventh Amendment.

     2.   DEFINED TERMS REVISION.

          (a) The definitions of the term "Acquisition Note", "Term Note", and "Revolving Note" appearing in Section 1.1 of the Loan Agreement are hereby supplemented to include each of the Allonges to such Notes as provided in the Sixth Amendment and this Seventh Amendment.

          (b) The definition of the term "Borrowing Base Amount" appearing in Section 1.1 of the Loan Agreement (as added by the Fifth Amendment) is hereby modified to reflect that the Borrowing Base Amount will not be reduced by the approximately $200,000.00 reduction in Borrower's aviation inventory resulting from the Borrower's sale of its "Coastal Turbines" business segment; PROVIDED, HOWEVER, the exact amount of said reduction (to the extent it exceeds $250,000.00) must be acceptable to Bank.

          (c)  The definition of the  term  "Termination Date" appearing in
Section 1.1 of the Loan Agreement is hereby deleted and restated as follows:

               "TERMINATION DATE" shall mean, with respect to the Bank's Commitments the earlier to occur of (i) May 15, 2000, or (ii) the date of termination of the Commitments pursuant to Article XIII hereof.

          (d)  The following definition  is  hereby  added to the Loan
Agreement:

               "SEVENTH AMENDMENT" shall mean that certain Seventh Amendment to Amended and Restated Loan Agreement dated as of March 31, 2000 by and among the Borrower, Aviation, Omni Canada, Omni Alaska, and the Bank.

     3.   REVISION TO ARTICLE II; TERMINATION DATE AND PRINCIPAL PAYMENTS.

          (a) Subject to the terms and conditions of this Seventh Amendment, the Termination Date for all Loans is as set forth in paragraph 2(b) above. The final maturity date specified in the Notes is extended from March 31, 2000 to May 15, 2000. Further, the parties acknowledge that the principal payments due February 21, 2000 and March 21, 2000 under the Term Note and the Acquisition Note were not paid by Borrower. The Bank hereby agrees to defer payment of the said principal payments so that the said principal payments are now due on April 15, 2000 and May 15, 2000, as set forth in an Allonge to the Acquisition Note and the Term Note to be executed by Borrower. The maturity date extension also shall be set forth in an Allonge to each of the Notes to be executed by Borrower.

          (b) The Borrower shall continue to make weekly interest payments under each of the Notes.

          (c)  Subject   to  the  terms  and  conditions  of  this  Seventh
Amendment, Section 2.2.8 of the Loan Agreement is amended to reflect that the Bank will allow a maximum aggregate overadvance (as defined in Section
2.2.8 of the Loan Agreement) of $250,000.00 under the Revolving Loan Commitment through May 15, 2000.

     4. TEXTRON LETTER OF CREDIT. Subject to the terms and conditions of this Seventh Amendment, the Bank has extended the expiry date for the Textron letter of credit in the amount of $380,000.00 to May 15, 2000.

     5. REVISION TO ARTICLE III (ACQUISITION LOANS) OF THE LOAN AGREEMENT. Subject to the terms and conditions of the Loan Agreement, as amended by this Seventh Amendment, the parties agree as follows: Section
3.2.1 of the Loan Agreement, as modified by this Seventh Amendment, is hereby amended to reflect that the final maturity of the Acquisition Note is May 15, 2000.

     6. REVISION TO ARTICLE V (FEES) OF THE LOAN AGREEMENT. Section 5.6 of the Loan Agreement (which was added by the Sixth Amendment) is hereby restated as follows:

               SECTION 5.6. EXTENSION FEE. The Borrower shall pay to the Bank an extension fee of $150,000.00 on the earlier to occur of (i) May 15, 2000 or (ii) the payment in full of all amounts due under the Notes.

     7. CONFIRMATION OF COLLATERAL DOCUMENTS. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to the Bank. Further, the Guarantors hereby consent to the terms and conditions of this Seventh Amendment, and confirm their solidary liability for all Loans.

     8. CONDITIONS PRECEDENT. The agreements and obligation of the Bank as set forth in this Seventh Amendment are subject to satisfaction of the following conditions precedent:

          (a) The Borrower shall have executed and delivered to the Bank this Seventh Amendment, an Allonge to each of the Revolving Note, the Acquisition Note, and the Term Note, and all other documents required by the Loan Agreement, as amended by this Seventh Amendment, and the Guarantors shall have executed and delivered to the Bank this Seventh Amendment, and all other documents required by the Loan Agreement, as amended by this Seventh Amendment, all in form and substance and in such number of counterparts as may be required by the Bank;

          (b) The representations, warranties, and covenants of the Borrower and the Guarantors as set forth in the Loan Agreement, as amended by this Seventh Amendment, or in any Related Document furnished to the Bank in connection herewith, shall be and remain true and correct;

          (c) The Bank shall have received a favorable legal opinion of counsel to the Borrower and the Guarantors, in form, scope and substance satisfactory to the Bank;

          (d) The Bank shall have received certified resolutions of the Borrower and the Guarantors authorizing the execution of all documents and instruments contemplated by this Seventh Amendment;

          (e) Except for Events of Default pertaining to Loan payment violations as addressed in this Seventh Amendment and Borrower's continued failure to comply with Section 11.13 (Deposit Accounts), no Default or Event of Default shall exist or shall result from the transactions contemplated by this Seventh Amendment;

          (f) The Borrower and the Guarantors shall have provided the Bank with all financial statements, reports and certificates required by the Loan Agreement, as amended by this Seventh Amendment;

          (g) The Bank shall have received the articles of incorporation and bylaws, as amended, of the Borrower and the articles of organization, operating agreement, articles of incorporation, and bylaws, as amended, of the Guarantors, and the Bank's counsel shall have reviewed the foregoing documents and is satisfied with the validity, due authorization and enforceability thereof and of all Related Documents;

          (h) The Bank shall have received evidence acceptable to the Bank and its counsel that its Encumbrances affecting the Collateral shall have a first priority position, subject only to Permitted Encumbrances;

          (i) Except as provided in (e) above, there shall have occurred no Material Adverse Change;

          (j) The Bank's due diligence and review of all financial information provided by the Borrower and the Guarantors, and the Bank's field audit of the Borrower's books and records, shall be satisfactory to the Bank;

          (k) The Bank's receipt of a current listing of all senior and subordinated debt of the Borrower (on a consolidated basis);

          (l) The Borrower must maintain insurance acceptable to the Bank, naming Bank as additional insured and/or loss payee, and deliver to Bank evidence of such insurance coverages;

          (m) Interest payments on all Loans must be paid current on March 31, 2000, and remain current;

          (n) The Borrower must make a $200,000.00 principal payment to Bank on or before April 15, 2000;

          (o) All legal fees by Bank's counsel pertaining to matters involving Borrower, including preparation of this Seventh Amendment, must be paid by Borrower;

          (p)  All unused fees owed to Bank by Borrower are paid; and

          (r) Borrower shall cause Omni Alaska to file the necessary reports so that Omni Alaska will be in good standing under the laws of Alaska.

     9.   REVISION  TO  ARTICLE  XI  (AFFIRMATIVE  COVENANTS)  OF  THE LOAN
AGREEMENT.

          (a) Section 11.15 (Field Audits; Other Information) of the Loan Agreement is hereby amended and supplemented to add the following sentences at the end of Section 11.15:

               In connection with the Seventh Amendment, the Bank is authorized by the Borrower and Guarantors to cause all of the real property, drilling equipment, and inventory of Borrower that are part of the Collateral to be appraised, at Borrower's expense. Borrower agrees to pay the fees and expenses for such appraisal on May 15, 2000.

          (b) Section 11.17 of the Loan Agreement is hereby amended and supplemented to include the following sentences at the end of Section 11.17:

               Notwithstanding the foregoing, the Bank consents to the sale by Borrower of its "Coastal Turbines" business segment on or before April 15, 2000, for purchase price proceeds of not less than $500,000.00. The said proceeds are to be delivered by Borrower to Bank and applied as follows: $200,000.00 to be applied to past due principal under the Acquisition Note and Term Note; and the remaining proceeds are to be applied to the outstanding indebtedness under the Revolving Note.

     10. REPRESENTATION. On and as of the date hereof, and after giving effect to this Seventh Amendment, the Borrower and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this Seventh Amendment.

     11.  DEPOSIT   ACCOUNTS.   The  Bank  reserves  its  right  to  demand
compliance by Borrower with Section 11.13 of the Loan Agreement.

     12. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Bank for all legal fees and expenses of counsel to the Bank in connection with the transactions contemplated by this Seventh Amendment.

     13. WAIVER OF DEFENSES; RELEASE OF LIABILITIES. THE BORROWER AND THE GUARANTORS ACKNOWLEDGE THAT THIS SEVENTH AMENDMENT CONTAINS A RENEWAL OF THE LOANS, AN EXTENSION OF PAYMENTS, AND A FORBEARANCE BY THE BANK. IN CONSIDERATION OF THE BANK'S EXECUTION OF THIS SEVENTH AMENDMENT, THE BORROWER AND THE GUARANTORS DO HEREBY IRREVOCABLY WAIVE ANY AND ALL CLAIMS, CAUSES OF ACTION, AND/OR DEFENSES TO PAYMENT ON ANY INDEBTEDNESS OWED BY ANY OF THEM TO THE BANK THAT MAY EXIST AS OF THE DATE OF EXECUTION OF THIS SEVENTH AMENDMENT. FURTHER, BORROWER AND THE GUARANTORS HEREBY AGREE THAT ALL DISPUTES AND CLAIMS WHATSOEVER OF ANY KIND OR NATURE WHICH BORROWER AND/OR ANY OF THE GUARANTORS PRESENTLY HAS OR MAY HAVE AGAINST BANK, WHETHER PRESENTLY KNOWN OR UNKNOWN, WHICH BORROWER AND/OR ANY OF THE
GUARANTORS  COULD  HAVE  ASSERTED  AGAINST  BANK,  ARE  FULLY  AND  FINALLY
RELEASED, COMPROMISED AND SETTLED. BORROWER AND THE GUARANTORS, INDIVIDUALLY AND FOR THEMSELVES, THEIR, SUCCESSORS IN INTEREST AND ASSIGNS, DO HEREBY EXPRESSLY RELEASE AND FOREVER RELIEVE, DISCHARGE AND GRANT FULL ACQUITTANCE TO BANK FOR AND FROM ANY AND ALL CAUSES OF ACTION, SUITS, CLAIMS, DEBTS, OBLIGATIONS OR LIABILITIES OF ANY NATURE WHATSOEVER, KNOWN OR UNKNOWN, ALLEGED OR NOT ALLEGED, WHICH BORROWER AND/OR ANY OF THE GUARANTORS HAS OR MAY HAVE AGAINST BANK, ITS AGENTS, OFFICERS, EMPLOYEES, DIRECTORS AND SHAREHOLDERS AS OF THE DATE HEREOF. ACCEPTANCE OF THE PROCEEDS OF EACH REVOLVING LOAN AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY BORROWER AND GUARANTORS OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS AND LIABILITIES THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH REVOLVING LOAN. THIS WAIVER AND RELEASE SHALL BE CONSTRUED TO HAVE THE BROADEST POSSIBLE SCOPE.

     14. AMENDMENTS. THE LOAN AGREEMENT AND THIS SEVENTH AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:<section>1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE BORROWER, OMNI ALASKA, AVIATION, AND OMNI CANADA. THE LOAN AGREEMENT, AS AMENDED BY THIS SEVENTH AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS SEVENTH AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK.

     15. GOVERNING LAW: COUNTERPARTS. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Seventh Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     16. CONTINUED EFFECT. Except as expressly modified herein, the Loan Agreement shall continue in full force and effect. The Loan Agreement as amended by this Seventh Amendment is hereby ratified and confirmed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.


                              OMNI ENERGY SERVICES CORP.

                              By:_____________________________________
                                    Name:  John H. Untereker
                                    Title: President, Chief Executive
                                           Officer


                              AMERICAN AVIATION L.L.C.
                              BY: OMNI ENERGY SERVICES CORP.,
                                      AS SOLE MEMBER

                              By:_____________________________________
                                   Name:  John H. Untereker
                                   Title: President, Chief Executive
                                          Officer

                              OMNI ENERGY SERVICES CANADA CORP.
                              (F/K/A HAMILTON DRILL TECH INC.)

                              By:_____________________________________
                                   Name:  John H. Untereker
                                   Title:  Treasurer



                              OMNI ENERGY SERVICES- ALASKA, INC.

                              By:_____________________________________
                                   Name:  John H. Untereker
                                   Title:  Treasurer



                              HIBERNIA NATIONAL BANK

                              By:_____________________________________
                                   Name:  Tammy M. Angelety
                                   Title:    Vice President